UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 North Euclid Avenue Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

(626) 578-0777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Results of Tender Offer for 4.000% Senior Notes due 2024

On February 9, 2021, Alexandria Real Estate Equities, Inc. (the “Company”) issued a press release announcing the pricing of the previously announced cash tender offer (the “Tender Offer”) for any and all of its outstanding 4.000% Senior Notes due 2024 (the “Notes”). On February 10, 2021, the Company issued a press release announcing the expiration of the Tender Offer at 5:00 p.m., New York City time, on February 9, 2021 (the “Expiration Time”). As of the Expiration Time, $585,397,000, or 90.06%, of the $650,000,000 aggregate principal amount of the Notes outstanding prior to the Tender Offer had been validly tendered and not withdrawn in the Tender Offer.

The Company accepted for purchase all of the Notes validly tendered and delivered (and not validly withdrawn) in the Tender Offer at or prior to the Expiration Time. Payment for the Notes purchased pursuant to the Tender Offer was made on February 10, 2021 (the “Settlement Date”), and payment for Notes tendered by a Notice of Guaranteed Delivery (as defined below) is anticipated to be made on February 12, 2021 (the “Guaranteed Delivery Settlement Date”).

The consideration paid under the Tender Offer was $1,102.42 for each $1,000 principal amount of Notes, plus accrued and unpaid interest to, but not including, the Settlement Date. The Tender Offer was funded from a portion of the net proceeds from the previously announced issuance and sale by the Company of its 2.000% Senior Notes due 2032 and 3.000% Senior Notes due 2051 (the “New Issue Notes”).

Any Notes tendered by a Notice of Guaranteed Delivery and accepted for purchase will be purchased on the third business day after the Expiration Time, but payment of accrued interest on such Notes will only be made to, but not including, the Settlement Date.

The Tender Offer was made pursuant to the Offer to Purchase (the “Offer to Purchase”) and the related Notice of Guaranteed Delivery attached to the Offer to Purchase (the “Notice of Guaranteed Delivery”), each dated February 3, 2021. Goldman Sachs & Co. LLC acted as dealer manager for the Tender Offer.

Redemption of 4.000% Senior Notes due 2024

On February 10, 2021, the Company announced that it has elected to redeem all of the Notes that remain outstanding following the Tender Offer. The aggregate principal amount outstanding of the Notes following the Settlement Date is $64,603,000, including any Notes tendered pursuant to a Notice of Guaranteed Delivery that are intended to be purchased on the Guaranteed Delivery Settlement Date. The redemption price for the Notes is $1,106.05 per $1,000 principal amount of the Notes, which includes accrued and unpaid interest to, but not including, the Redemption Date (as defined below). The Company expects the redemption of the Notes to occur on March 12, 2021 (the “Redemption Date”).

Truist Bank, as successor in interest to Branch Banking and Trust Company, as trustee for the Notes, issued a notice to registered holders of the Notes concerning the redemption. The Company intends to use a portion of the net proceeds from the New Issue Notes offering to fund the redemption. After the redemption, no Notes will remain outstanding. The foregoing does not constitute a notice of redemption with respect to the Notes.

This Current Report on Form 8-K is neither an offer to purchase nor a solicitation to buy any of the Notes nor is it a solicitation for acceptance of the Tender Offer. Copies of the press releases announcing the (i) pricing of the Tender Offer, (ii) the expiration of the Tender Offer and (iii) the redemption are furnished as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibits 99.1, 99.2 and 99.3 and the information contained once accessible through the website indicated above) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. These statements include words such as “forecast,” “guidance,” “projects,” “estimates,” “anticipates,” “goals,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” or “will,” or the negative of these words or similar words. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements, including, but not limited to, timing and consummation of the purchase of Notes; risks and uncertainties related to market conditions and satisfaction of customary closing conditions related to the purchase of Notes, and the factors described in the Offer to Purchase and the Notice of Guaranteed Delivery, and in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q. The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 9, 2021
99.2	Press Release, dated February 10, 2021
99.3	Press Release, dated February 10, 2021
104.1	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 10, 2021

Alexandria Real Estate Equities, Inc.

By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga President and Chief Financial Officer